SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

INFORMATION REQUIRED IN PROXY STATEMENT
PURSUANT TO SECTION 14(A) OF THE
 SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. 1)

Filed by the Registrant      ☒                Filed by a Party other than the Registrant   ☐
☐            Preliminary Proxy Statement
☐            Confidential, for Use of the Commission Only (as permitted by Rule 14a-6e(2))
☐            Definitive Proxy Statement
☒            Definitive Additional Materials
☐            Soliciting Material under Rule 14a-12

Community Trust Bancorp, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Kentucky (state or other jurisdiction of incorporation)	001-31220 (commission file number)	61-0979818 (irs employer identification no.)

346 North Mayo Trail, Pikeville, Kentucky (address of principal executive offices)		41501 (zip code)

Registrant's telephone number, including area code (606) 432-1414

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The following form of Proxy will first be mailed on or about April 4, 2016.